Filed Pursuant to Rule 433
                                                    Registration No.: 333-132809

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE7 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $824,683,000
                                  (Approximate)
                                 GSAMP 2006-HE7
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------
                Approximate      Primary      Expected      Initial      Estimated      Principal       Expected
                 Principal      Collateral     Credit     Pass-Through   Avg. Life       Payment      Moody's/S&P
Certificates     Balance(3)       Group       Support       Rate(4)      (yrs)(1)     Window(1)(2)     Ratings(5)
------------   -------------   ------------   --------    ------------   ----------   -------------   ------------
    A-1          336,735,000     Group I         22.95%   LIBOR + [ ]%         2.03   11/06 - 02/13     Aaa/AAA
    A-2A         189,110,000     Group II        22.95%   LIBOR + [ ]%         1.00   11/06 - 08/08     Aaa/AAA
    A-2B          47,411,000     Group II        22.95%   LIBOR + [ ]%         2.00   08/08 - 01/09     Aaa/AAA
    A-2C          73,724,000     Group II        22.95%   LIBOR + [ ]%         3.00   01/09 - 12/11     Aaa/AAA
    A-2D          44,443,000     Group II        22.95%   LIBOR + [ ]%         6.11   12/11 - 02/13     Aaa/AAA
    M-1           35,446,000   Group I & II      19.00%   LIBOR + [ ]%         3.74   04/10 - 10/10     Aa1/AA+
    M-2           39,933,000   Group I & II      14.55%   LIBOR + [ ]%         4.89   10/10 - 02/13      Aa2/AA
    M-3           13,910,000   Group I & II      13.00%   LIBOR + [ ]%         6.32   02/13 - 02/13     Aa3/AA-
    M-4           17,050,000   Group I & II      11.10%   LIBOR + [ ]%         4.48   03/10 - 02/13      A1/A+
    M-5           16,601,000   Group I & II       9.25%   LIBOR + [ ]%         4.44   02/10 - 02/13       A2/A
    M-6           10,320,000   Group I & II       8.10%   LIBOR + [ ]%         4.42   01/10 - 02/13      A2/A-
------------   -------------   ------------   --------    ------------   ----------   -------------   ------------
   Total        $824,683,000

Non-Offered Certificates
------------------------
------------   -------------   ------------   --------    ------------   ----------   -------------   ------------
    M-7           10,768,000   Group I & II       6.90%   LIBOR + [ ]%      N/A           N/A            N/A
    M-8            7,179,000   Group I & II       6.10%   LIBOR + [ ]%      N/A           N/A            N/A
    M-9           11,666,000   Group I & II       4.80%   LIBOR + [ ]%      N/A           N/A            N/A
    B-1           12,114,000   Group I & II       3.45%   LIBOR + [ ]%      N/A           N/A            N/A
    B-2           12,115,000   Group I & II       2.10%   LIBOR + [ ]%      N/A           N/A            N/A
------------   -------------   ------------   --------    ------------   ----------   -------------   ------------
Total           $53,842,000

(1) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(2) The final scheduled distribution date for the Certificates is the Distribution Date in October 2036.
(3) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.
(4) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(5) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(7)
--------------------------------
                                                                Group I                              Group II
----------------------------------------------   -----------------------------------    ------------------------------------
                                                 Adjustable Rate     Fixed Rate         Adjustable Rate     Fixed Rate
----------------------------------------------   ----------------    ---------------    ----------------    ----------------
Total Scheduled Principal Balance:                   $354,070,069        $82,965,141        $303,299,775        $157,035,220
Number of Mortgage Loans:                                   2,051                544               1,404                 969
Average Scheduled Principal Balance:                     $172,633           $152,509            $216,025            $162,059
Weighted Average Gross Coupon:                              8.763%             8.039%              8.781%              7.676%
Weighted Average Net Coupon:(8)                             8.253%             7.529%              8.271%              7.166%
Weighted Average Current FICO Score:                          598                631                 621                 684
Weighted Average Original LTV Ratio:                        79.55%             74.77%              82.86%              61.39%
Weighted Average Combined Original LTV
Ratio:(9)                                                   79.55%             74.77%              82.86%              75.46%
Weighted Average Combined LTV with Silent
Seconds:                                                    83.93%             76.16%              89.85%              76.60%
Weighted Average Std. Remaining Term (months):                361                349                 361                 327
Weighted Average Seasoning (months):                            3                  2                   2                   2
Weighted Average Months to Roll:(10)                           24                  0                  23                   0
Weighted Average Gross Margin:(10)                           5.91%              0.00%               5.92%               0.00%
Weighted Average Initial Rate Cap:(10)                       2.58%              0.00%               2.55%               0.00%
Weighted Average Periodic Rate Cap:(10)                      1.01%              0.00%               1.02%               0.00%
Weighted Average Gross Max. Lifetime Rate:(10)              15.01%              0.00%              15.11%               0.00%
% of Silent Seconds:(11)                                    16.18%              8.21%              24.90%               5.60%
Non-Zero Weighted Average DTI%:                             42.76%             41.78%              41.56%              40.05%
% of Loans with MI:                                          0.00%              0.00%               0.00%               0.00%

                                                     Aggregate
----------------------------------------------    ----------------

----------------------------------------------    ----------------
Total Scheduled Principal Balance:                    $897,370,204
Number of Mortgage Loans:                                    4,968
Average Scheduled Principal Balance:                      $180,630
Weighted Average Gross Coupon:                               8.512%
Weighted Average Net Coupon:(8)                              8.002%
Weighted Average Current FICO Score:                           623
Weighted Average Original LTV Ratio:                         77.05%
Weighted Average Combined Original LTV
Ratio:(9)                                                    79.51%
Weighted Average Combined LTV with Silent
Seconds:                                                     83.93%
Weighted Average Std. Remaining Term (months):                 354
Weighted Average Seasoning (months):                             2
Weighted Average Months to Roll:(10)                            24
Weighted Average Gross Margin:(10)                            5.92%
Weighted Average Initial Rate Cap:(10)                        2.57%
Weighted Average Periodic Rate Cap:(10)                       1.01%
Weighted Average Gross Max. Lifetime Rate:(10)               15.06%
% of Silent Seconds:(11)                                     16.54%
Non-Zero Weighted Average DTI%:                              41.80%
% of Loans with MI:                                           0.00%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(8) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(9) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.
(10) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan and the second lien Mortgage Loan is not included in the mortgage loan pool.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime, first and second lien, adjustable and fixed rate mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators:
     SouthStar Funding Corp. ("SouthStar") (30.84%), Aames Capital Corporation ("Aames") (21.80%), NovaStar Mortgage, Inc. ("NovaStar") (18.85%), and other sellers which make up approximately 28.52% of the entire pool, each less than 10%.

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.10%, and excess spread.

o The Mortgage Loans will be serviced by Avelo Mortgage, L.L.C ("Avelo") (59.47%), and Litton Loan Servicing LP ("Litton") (40.53%). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicers.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06HE7" and on Bloomberg as "GSAMP 06-HE7".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $874,935,949. For the purposes of calculating the WAC Cap and each loan group WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the attached schedule, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              October 31, 2006

Cut-off Date:                       October 1, 2006

Expected Pricing Date:              On or prior to October 23, 2006

First Distribution Date:            November 27, 2006

Key Terms
---------

Offered Certificates:               Class A and Sequential Class M, Class M-4,
                                    Class M-5 and Class M-6 Certificates

Class A Certificates:               Class A-1 and Class A-2 Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                     A-2D Certificates

Sequential Class M Certificates:    Class M-1, Class M-2 and Class M-3
                                    Certificates

Class M Certificates:               Sequential Class M Certificates and Class
                                    M-4, Class M-5, Class M-6, Class M-7, Class
                                    M-8 and Class M-9 Certificates

Class B Certificates:               Class B-1 and Class B-2 Certificates

Non-Offered Certificates:           Class M-7, Class M-8, Class M-9 and Class B
                                    Certificates and Residual Certificates

Residual Certificates:              Class R, Class RC and Class RX Certificates

LIBOR Certificates:                 Class A, Class M and Class B Certificates

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicers:                          Avelo Mortgage, L.L.C. (59.47%) and Litton
                                    Loan Servicing LP (40.53%) are expected to service the Mortgage Loans in this deal once the servicing transfers are completed.

                                    As of the closing date, approximately 28.39% of the Mortgage Loans will be serviced by various interim servicers, and will be transferred to Litton and Avelo after the Closing Date. The servicing transfers are expected to be completed by November 15, 2006. Although the transfer of servicing with respect to those mortgage loans is scheduled to occur by November 15, 2006, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                            LaSalle Bank National Association

Master Servicer and Securities      Wells Fargo Bank, N.A.
Administrator:

Custodians:                         Deutsche Bank National Trust Company
                                    (60.58%), U.S. Bank National Association
                                    (37.67%) and The Bank of New York (formerly
                                    J.P. Morgan Trust Company, National
                                    Association) (1.75%)

Swap and Cap Provider:              Goldman Sachs Mitsui Marine Derivative
                                    Products, L.P.

Servicing Fee Rate:                 50 bps

Master Servicing and Securities     Approximately 1 bp
Administrator Fee Rate:

Expense Fee:                        The aggregate of the Servicing Fee at the
                                    Servicing Fee Rate and the Master Servicing and Securities Administrator Fee at the Master Servicing and Securities
                                    Administrator Fee Rate

Expense Fee Rate:                   The Servicing Fee Rate and the Master
                                    Servicing and Securities Administrator Fee
                                    Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         0 day delay on all LIBOR Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period for which interest will accrue from the Closing Date).

Pricing Prepayment Assumption:      Adjustable rate Mortgage Loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Mortgage Loans:                     The trust will consist of subprime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $437,035,210 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $460,334,995 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie
                                    Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the Mortgage Loans will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage
                                    Loan balances as of the Cut-off Date:

          Initial Gross WAC:(1)                                          8.5117%
             Less Fees & Expenses:(2)                                    0.5100%
                                                                  --------------
          Net WAC:(1)                                                    8.0017%
             Less Initial LIBOR Certificate Coupon (Approx.):(3)         5.4757%
             Less Initial Net Swap Outflow:(3)                          -0.1092%
                                                                  --------------
          Initial Excess Spread:(1)                                      2.4168%

                                    (1)  This amount will vary on each
                                         Distribution Date based on changes to
                                         the weighted average of the interest
                                         rates on the Mortgage Loans as well as
                                         any changes in day count.

                                    (2)  Assumes a fee of 51 bps.

                                    (3)  Assumes 1-month LIBOR equal to 5.328%,
                                         initial marketing spreads and a 30-day
                                         month. This amount will vary on each
                                         Distribution Date based on changes to
                                         the weighted average of the
                                         pass-through rates on the LIBOR
                                         Certificates as well as any changes in
                                         day count.

Servicer Advancing:                 Yes, as to principal and interest, subject
                                    to recoverability

Compensating Interest:              Each Servicer will pay compensating interest
                                    equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                    Date resulting from voluntary Principal
                                    Prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half of the applicable Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Class A,
                                    Class M and Class B Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates and the Non-Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

                                    The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------
                                    on your circumstances form an independent tax advisor.

Registration Statement and          This term sheet does not contain all
Prospectus:                         information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the Prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The registration statement referred to above
                                    (including the Prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412106000903/gs886094-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.10% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 45.90%.

Class   Initial Credit Enhancement Percentage(1)  Stepdown Date Percentage
-----   ----------------------------------------  ------------------------
  A                      22.95%                            45.90%
 M-1                     19.00%                            26.00%
 M-2                     14.55%                            26.00%
 M-3                     13.00%                            26.00%
 M-4                     11.10%                            22.20%
 M-5                     9.25%                             18.50%
 M-6                     8.10%                             16.20%
 M-7                     6.90%                             13.80%
 M-8                     6.10%                             12.20%
 M-9                     4.80%                             9.60%
 B-1                     3.45%                             6.90%
 B-2                     2.10%                             4.20%
(1) Includes initial overcollateralization percentage.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 35.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

         Distribution Dates                               Cumulative Realized Loss Percentage
    ----------------------------             ------------------------------------------------------------
    November 2008 - October 2009                              1.25% for the first month,
                                             plus an additional 1/12th of 1.50% for each month thereafter
    November 2009 - October 2010                              2.75% for the first month,
                                             plus an additional 1/12th of 1.75% for each month thereafter
    November 2010 - October 2011                              4.50% for the first month,
                                             plus an additional 1/12th of 1.25% for each month thereafter
    November 2011 - October 2012                              5.75% for the first month,
                                             plus an additional 1/12th of 0.75% for each month thereafter
    November 2012 and thereafter                                         6.50%

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any for that Distribution Date, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Principal Remittance Amount. On any Distribution Date, the sum of

       (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

       (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

       (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

       (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution
              Date) through the servicer remittance date prior to the current Distribution Date,

       (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

       (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 54.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)     concurrently,

         (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

         (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      sequentially:

         (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

         (b)      concurrently,

                  (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

                  (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
         (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

         (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------
balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

         (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

         (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

         (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

         (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

         (v) certain swap termination payments to the Supplemental Interest Trust, and

         (vi) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then to the Sequential Class M Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

         (vii) to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, and the net swap receivable from the Swap Provider for such Distribution Date and any swap termination payments owed to the Swap Provider or received from the Swap Provider. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)     to the certificateholders, to pay interest according to sections (ii),
         (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)     to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------
order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution
Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Remaining Prepayment Penalty Term by Product Type(1),(2)
---------------------------------------------------------

                                         0-12           13-24          25-36          37-48          49-60
Product                   No Penalty     Months         Months         Months         Months         Months         Total
-----------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
10 YR ARM BALLOON 50/30             $0             $0             $0       $652,738             $0             $0       $652,738
10 YR FIXED                    211,430              0              0        262,649              0              0        474,079
15 YR FIXED                  1,696,511              0        384,933      3,187,143              0              0      5,268,587
2 YR ARM                   117,955,260      8,319,261    168,420,500     27,559,853              0              0    322,254,874
2 YR ARM 40/40               9,126,879        178,391      7,792,035              0              0              0     17,097,305
2 YR ARM BALLOON 40/30      45,728,381      6,238,321    109,461,321      8,297,224              0              0    169,725,247
2 YR ARM BALLOON 45/30               0              0        549,750              0              0              0        549,750
2 YR ARM BALLOON 50/30       5,867,389      1,368,866     11,394,972      2,084,057              0              0     20,715,284
2 YR ARM IO                 21,810,215      1,584,170     37,865,586      3,814,971              0              0     65,074,942
20 YR FIXED                  1,081,931        338,697        257,562        687,237              0              0      2,365,428
25 YR FIXED                     49,873              0              0        109,566              0              0        159,439
3 YR ARM                     6,756,133      1,069,348        821,137     13,397,677              0              0     22,044,295
3 YR ARM 40/40                 798,021              0              0        334,736              0              0      1,132,757
3 YR ARM BALLOON 40/30       2,888,470        504,494        446,293      5,629,305              0              0      9,468,562
3 YR ARM BALLOON 50/30         578,300              0              0      1,206,385              0              0      1,784,685
3 YR ARM IO                  1,881,593              0              0      1,938,062              0              0      3,819,655
30 YR FIXED                 23,229,162      4,568,604      2,881,475    135,440,189              0              0    166,119,431
30 YR FIXED IO                 215,499         60,000         33,750      5,886,311              0              0      6,195,560
40 YR FIXED                          0              0        132,974        924,175              0              0      1,057,149
5 YR ARM                     2,058,752        349,375        186,518      4,555,909              0              0      7,150,554
5 YR ARM 40/40                 103,479              0              0              0              0              0        103,479
5 YR ARM BALLOON 40/30       3,162,579              0              0      4,875,905              0              0      8,038,484
5 YR ARM BALLOON 45/30               0              0              0        135,783              0              0        135,783
5 YR ARM BALLOON 50/30          75,993        311,970              0      3,121,564              0              0      3,509,527
5 YR ARM IO                    499,000        192,000              0      2,640,475              0              0      3,331,475
6 MO ARM                             0              0              0        330,519              0              0        330,519
7 YR ARM BALLOON 50/30         359,943              0              0         89,986              0              0        449,928
FIXED BALLOON 30/15         14,735,629        771,022      3,865,155      4,333,021              0              0     23,704,827
FIXED BALLOON 40/30          5,003,198        919,091      1,625,485     20,827,110              0              0     28,374,884
FIXED BALLOON 45/15                  0              0              0         33,946              0              0         33,946
FIXED BALLOON 50/30            107,983        403,907              0      4,115,523              0              0      4,627,413
FIXED IO                        94,400              0              0      1,525,219              0              0      1,619,619
-----------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                    $266,076,004    $27,177,515   $346,119,447   $257,997,237             $0             $0   $897,370,204

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) Columns may not add due to rounding.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Remaining Prepayment Penalty Term by Product Type(1),(2)
---------------------------------------------------------

                                                       13-24     25-36     37-48     49-60
Product                   No Penalty    0-12 Months    Months    Months    Months    Months
-----------------------   ----------    -----------    ------    ------    ------    ------
10 YR ARM BALLOON 50/30         0.00%          0.00%     0.00%     0.07%     0.00%     0.00%
10 YR FIXED                     0.02              0         0      0.03         0         0
15 YR FIXED                     0.19              0      0.04      0.36         0         0
2 YR ARM                       13.14           0.93     18.77      3.07         0         0
2 YR ARM 40/40                  1.02           0.02      0.87         0         0         0
2 YR ARM BALLOON 40/30           5.1            0.7      12.2      0.92         0         0
2 YR ARM BALLOON 45/30             0              0      0.06         0         0         0
2 YR ARM BALLOON 50/30          0.65           0.15      1.27      0.23         0         0
2 YR ARM IO                     2.43           0.18      4.22      0.43         0         0
20 YR FIXED                     0.12           0.04      0.03      0.08         0         0
25 YR FIXED                     0.01              0         0      0.01         0         0
3 YR ARM                        0.75           0.12      0.09      1.49         0         0
3 YR ARM 40/40                  0.09              0         0      0.04         0         0
3 YR ARM BALLOON 40/30          0.32           0.06      0.05      0.63         0         0
3 YR ARM BALLOON 50/30          0.06              0         0      0.13         0         0
3 YR ARM IO                     0.21              0         0      0.22         0         0
30 YR FIXED                     2.59           0.51      0.32     15.09         0         0
30 YR FIXED IO                  0.02           0.01         0      0.66         0         0
40 YR FIXED                        0              0      0.01       0.1         0         0
5 YR ARM                        0.23           0.04      0.02      0.51         0         0
5 YR ARM 40/40                  0.01              0         0         0         0         0
5 YR ARM BALLOON 40/30          0.35              0         0      0.54         0         0
5 YR ARM BALLOON 45/30             0              0         0      0.02         0         0
5 YR ARM BALLOON 50/30          0.01           0.03         0      0.35         0         0
5 YR ARM IO                     0.06           0.02         0      0.29         0         0
6 MO ARM                           0              0         0      0.04         0         0
7 YR ARM BALLOON 50/30          0.04              0         0      0.01         0         0
FIXED BALLOON 30/15             1.64           0.09      0.43      0.48         0         0
FIXED BALLOON 40/30             0.56            0.1      0.18      2.32         0         0
FIXED BALLOON 45/15                0              0         0         0         0         0
FIXED BALLOON 50/30             0.01           0.05         0      0.46         0         0
FIXED IO                        0.01              0         0      0.17         0         0
-----------------------   ----------    -----------    ------    ------    ------    ------
Total:                         29.65%          3.03%    38.57%    28.75%     0.00%     0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) Columns may not add due to rounding.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Breakeven CDR Table for the Class M Certificates
------------------------------------------------
       The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of October 17, 2006) are used
o      40% loss severity
o      There is a 6 month lag in recoveries
o      100% Principal and Interest Advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o      Certificates are priced at par
o      Assumes bonds pay on 25th of month
o      Triggers failing from day 1

                                             First Dollar of Loss          LIBOR Flat                0% Return
                                             --------------------          ----------                ---------
  Class M-1        CDR (%)                                     37.85                    37.93                    39.54
                   Yield (%)                                  5.3861                   5.0957                   0.0383
                   WAL                                          3.07                     3.07                     2.97
                   Modified Duration                            2.80                     2.80                     2.79
                   Principal Window                    Nov09 - Nov09            Nov09 - Nov09            Oct09 - Oct09
                   Principal Writedown              5,149.81 (0.01%)       343,688.87 (0.97%)    5,645,966.77 (15.93%)
                   Total Collat Loss         196,629,521.34 (21.91%)  196,937,892.84 (21.95%)  201,371,189.40 (22.44%)
  Class M-2        CDR (%)                                     27.56                    27.83                    29.42
                   Yield (%)                                  5.4137                   5.0977                   0.0105
                   WAL                                          3.65                     3.57                     3.44
                   Modified Duration                            3.27                     3.21                      3.2
                   Principal Window                    Jun10 - Jun10            May10 - May10            Apr10 - Apr10
                   Principal Writedown             30,728.35 (0.08%)       517,252.00 (1.30%)    7,461,643.64 (18.69%)
                   Total Collat Loss         163,076,181.64 (18.17%)  163,164,201.63 (18.18%)  169,078,369.94 (18.84%)
  Class M-3        CDR (%)                                     24.58                    24.62                    25.25
                   Yield (%)                                  5.4899                   5.1212                   0.0620
                   WAL                                          3.82                     3.82                     3.71
                   Modified Duration                             3.4                     3.41                      3.4
                   Principal Window                    Aug10 - Aug10            Aug10 - Aug10            Jul10 - Jul10
                   Principal Writedown              3,546.63 (0.03%)       217,537.32 (1.56%)    2,813,779.73 (20.23%)
                   Total Collat Loss         151,169,392.25 (16.85%)  151,362,783.59 (16.87%)  153,370,243.50 (17.09%)
  Class M-4        CDR (%)                                     21.17                    21.22                    21.91
                   Yield (%)                                  5.4503                   5.0732                   0.0615
                   WAL                                          4.07                     4.07                     3.95
                   Modified Duration                             3.6                     3.61                      3.6
                   Principal Window                    Nov10 - Nov10            Nov10 - Nov10            Oct10 - Oct10
                   Principal Writedown             52,937.80 (0.31%)       340,280.77 (2.00%)    3,680,579.54 (21.59%)
                   Total Collat Loss         136,811,626.44 (15.25%)  137,071,041.53 (15.27%)  139,767,284.67 (15.58%)
  Class M-5        CDR (%)                                     18.20                    18.25                    18.82
                   Yield (%)                                  5.4673                   5.0735                   0.0357
                   WAL                                          4.24                     4.24                     4.18
                   Modified Duration                            3.73                     3.74                     3.80
                   Principal Window                    Jan11 - Jan11            Jan11 - Jan11            Jan11 - Jan11
                   Principal Writedown             58,400.69 (0.35%)       363,868.80 (2.19%)    3,827,852.57 (23.06%)
                   Total Collat Loss         122,446,551.76 (13.65%)  122,723,376.53 (13.68%)  125,858,501.04 (14.03%)
  Class M-6        CDR (%)                                     16.41                    16.45                    16.80
                   Yield (%)                                  5.5356                   5.0308                   0.0468
                   WAL                                          4.40                     4.40                     4.35
                   Modified Duration                            3.85                     3.86                     3.92
                   Principal Window                    Mar11 - Mar11            Mar11 - Mar11            Mar11 - Mar11
                   Principal Writedown             35,633.87 (0.35%)       289,149.26 (2.80%)    2,501,662.14 (24.24%)
                   Total Collat Loss         113,691,352.59 (12.67%)  113,922,430.98 (12.70%)  115,935,761.73 (12.92%)

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

       The assumptions for the sensitivity table below are as follows:
o      Prepayments capped at 85% CPR
o      1-month and 6-month LIBOR remain static
o      10% Clean Up Call is not exercised

                                 50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
                                 ------        ------        -------        -------       -------        -------
 Class A-1    WAL                 4.43          2.99           2.13          1.41           1.20          1.07
              First Prin Pay       1              1             1              1             1              1
              Last Prin Pay       289            202           141            94             29            26

 Class A-2A   WAL                 1.71          1.24           1.00          0.83           0.72          0.63
              First Prin Pay       1              1             1              1             1              1
              Last Prin Pay        40            27             22            18             16            14

 Class A-2B   WAL                 3.88          2.59           2.00          1.73           1.46          1.25
              First Prin Pay       40            27             22            18             16            14
              Last Prin Pay        56            36             27            23             20            17

 Class A-2C   WAL                 7.06          4.70           3.00          2.14           1.87          1.66
              First Prin Pay       56            36             27            23             20            17
              Last Prin Pay       125            83             62            31             25            23

 Class A-2D   WAL                15.68          10.90          8.18          4.68           2.30          2.04
              First Prin Pay      125            83             62            31             25            23
              Last Prin Pay       318            234           177            139            30            26

 Class M-1    WAL                 5.45          3.67           3.74          4.38           3.78          3.18
              First Prin Pay       50            38             42            48             41            35
              Last Prin Pay        84            56             48            58             51            43

 Class M-2    WAL                 9.89          6.56           4.93          5.69           5.16          4.29
              First Prin Pay       84            56             48            58             51            43
              Last Prin Pay       173            115            84            82             80            66

 Class M-3    WAL                18.26          12.59          9.31          7.78           7.69          6.36
              First Prin Pay      173            115            84            82             80            66
              Last Prin Pay       284            200           151            117           112            93

 Class M-4    WAL                 9.37          6.31           4.92          4.46           3.71          3.13
              First Prin Pay       50            37             41            45             38            33
              Last Prin Pay       254            177           132            102            82            68

 Class M-5    WAL                 9.34          6.28           4.86          4.32           3.56          3.01
              First Prin Pay       50            37             40            43             36            31
              Last Prin Pay       245            171           126            98             78            65

 Class M-6    WAL                 9.30          6.24           4.82          4.22           3.47          2.94
              First Prin Pay       50            37             39            42             35            30
              Last Prin Pay       234            163           120            93             74            61

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

       The assumptions for the sensitivity table below are as follows:
o      Prepayments capped at 85% CPR
o      1-month and 6-month LIBOR remain static
o      10% Clean Up Call is exercised

                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
                               ------        ------        -------        -------       -------        -------
Class A-1   WAL                 4.20          2.83           2.03          1.41           1.20          1.07
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       157            104            76            59             29            26

Class A-2A  WAL                 1.71          1.24           1.00          0.83           0.72          0.63
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        40            27             22            18             16            14

Class A-2B  WAL                 3.88          2.59           2.00          1.73           1.46          1.25
            First Prin Pay       40            27             22            18             16            14
            Last Prin Pay        56            36             27            23             20            17

Class A-2C  WAL                 7.06          4.70           3.00          2.14           1.87          1.66
            First Prin Pay       56            36             27            23             20            17
            Last Prin Pay       125            83             62            31             25            23

Class A-2D  WAL                12.54          8.33           6.11          3.38           2.30          2.04
            First Prin Pay      125            83             62            31             25            23
            Last Prin Pay       157            104            76            59             30            26

Class M-1   WAL                 5.45          3.67           3.74          4.38           3.72          3.12
            First Prin Pay       50            38             42            48             41            35
            Last Prin Pay        84            56             48            58             47            39

Class M-2   WAL                 9.83          6.51           4.89          4.90           3.90          3.24
            First Prin Pay       84            56             48            58             47            39
            Last Prin Pay       157            104            76            59             47            39

Class M-3   WAL                13.07          8.65           6.32          4.90           3.90          3.24
            First Prin Pay      157            104            76            59             47            39
            Last Prin Pay       157            104            76            59             47            39

Class M-4   WAL                 8.60          5.71           4.48          4.13           3.43          2.90
            First Prin Pay       50            37             41            45             38            33
            Last Prin Pay       157            104            76            59             47            39

Class M-5   WAL                 8.60          5.71           4.44          4.00           3.31          2.80
            First Prin Pay       50            37             40            43             36            31
            Last Prin Pay       157            104            76            59             47            39

Class M-6   WAL                 8.60          5.71           4.42          3.92           3.22          2.74
            First Prin Pay       50            37             39            42             35            30
            Last Prin Pay       157            104            76            59             47            39

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of October 17, 2006, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

            Distribution     Excess                Distribution      Excess                Distribution   Excess Spread
  Period        Date       Spread (%)     Period       Date        Spread (%)    Period        Date            (%)
  ------    ------------   ----------     ------   ------------    ----------    ------    ------------   --------------
    1          Nov-06         3.35          49        Nov-10          3.67         97         Nov-14           3.36
    2          Dec-06         2.40          50        Dec-10          3.84         98         Dec-14           3.55
    3          Jan-07         2.22          51        Jan-11          3.64         99         Jan-15           3.38
    4          Feb-07         2.22          52        Feb-11          3.64         100        Feb-15           3.40
    5          Mar-07         2.81          53        Mar-11          4.18         101        Mar-15           3.94
    6          Apr-07         2.29          54        Apr-11          3.62         102        Apr-15           3.43
    7          May-07         2.51          55        May-11          3.79         103        May-15           3.62
    8          Jun-07         2.37          56        Jun-11          3.59         104        Jun-15           3.46
    9          Jul-07         2.59          57        Jul-11          3.76         105        Jul-15           3.65
    10         Aug-07         2.45          58        Aug-11          3.60         106        Aug-15           3.50
    11         Sep-07         2.50          59        Sep-11          3.61         107        Sep-15           3.52
    12         Oct-07         2.71          60        Oct-11          3.79         108        Oct-15           3.70
    13         Nov-07         2.58          61        Nov-11          3.62         109        Nov-15           3.54
    14         Dec-07         2.77          62        Dec-11          3.78         110        Dec-15           3.73
    15         Jan-08         2.62          63        Jan-12          3.58         111        Jan-16           3.57
    16         Feb-08         2.63          64        Feb-12          3.58         112        Feb-16           3.59
    17         Mar-08         2.99          65        Mar-12          3.93         113        Mar-16           3.95
    18         Apr-08         2.64          66        Apr-12          3.56         114        Apr-16           3.63
    19         May-08         2.82          67        May-12          3.72         115        May-16           3.81
    20         Jun-08         2.64          68        Jun-12          3.53         116        Jun-16           3.66
    21         Jul-08         2.80          69        Jul-12          3.69         117        Jul-16           3.84
    22         Aug-08         3.46          70        Aug-12          3.51         118        Aug-16           3.70
    23         Sep-08         3.78          71        Sep-12          3.50         119        Sep-16           3.72
    24         Oct-08         4.05          72        Oct-12          3.68         120        Oct-16           3.91
    25         Nov-08         3.84          73        Nov-12          3.49
    26         Dec-08         3.99          74        Dec-12          3.67
    27         Jan-09         3.79          75        Jan-13          3.48
    28         Feb-09         3.82          76        Feb-13          3.49
    29         Mar-09         4.34          77        Mar-13          3.78
    30         Apr-09         3.80          78        Apr-13          3.22
    31         May-09         3.96          79        May-13          3.40
    32         Jun-09         3.77          80        Jun-13          3.23
    33         Jul-09         3.92          81        Jul-13          3.41
    34         Aug-09         3.78          82        Aug-13          3.23
    35         Sep-09         3.82          83        Sep-13          3.24
    36         Oct-09         3.98          84        Oct-13          3.42
    37         Nov-09         3.79          85        Nov-13          3.25
    38         Dec-09         3.87          86        Dec-13          3.43
    39         Jan-10         3.73          87        Jan-14          3.26
    40         Feb-10         3.76          88        Feb-14          3.27
    41         Mar-10         4.29          89        Mar-14          3.82
    42         Apr-10         3.74          90        Apr-14          3.29
    43         May-10         3.91          91        May-14          3.47
    44         Jun-10         3.72          92        Jun-14          3.30
    45         Jul-10         3.88          93        Jul-14          3.49
    46         Aug-10         3.70          94        Aug-14          3.32
    47         Sep-10         3.69          95        Sep-14          3.34
    48         Oct-10         3.86          96        Oct-14          3.53

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                         Loan        Loan                                               Loan        Loan
                                        Group I     Group II                                          Group I     Group II
            Distribution     WAC Cap    WAC Cap     WAC Cap                Distribution    WAC Cap    WAC Cap     WAC Cap
  Period        Date           (%)         (%)         (%)       Period        Date          (%)         (%)         (%)
  ------    ------------     -------    -------     --------     ------    ------------    -------     ------      -------
    1          Nov-06         23.80       23.93       23.67        49         Nov-10        16.61       17.29       16.02
    2          Dec-06         22.11       22.22       22.00        50         Dec-10        16.84       17.55       16.23
    3          Jan-07         21.76       21.87       21.66        51         Jan-11        16.34       17.03       15.75
    4          Feb-07         21.67       21.78       21.56        52         Feb-11        16.22       16.92       15.63
    5          Mar-07         22.41       22.53       22.29        53         Mar-11        17.30       18.09       16.64
    6          Apr-07         21.46       21.57       21.35        54         Apr-11        15.99       16.70       15.38
    7          May-07         21.59       21.70       21.48        55         May-11        16.23       16.97       15.61
    8          Jun-07         21.17       21.28       21.07        56         Jun-11        15.74       16.46       15.13
    9          Jul-07         21.26       21.38       21.15        57         Jul-11        15.99       16.73       15.37
    10         Aug-07         20.80       20.91       20.69        58         Aug-11        15.54       16.29       14.91
    11         Sep-07         20.58       20.70       20.47        59         Sep-11        15.46       16.22       14.83
    12         Oct-07         20.62       20.74       20.51        60         Oct-11        15.73       16.53       15.07
    13         Nov-07         20.14       20.26       20.03        61         Nov-11        11.05       11.83       10.41
    14         Dec-07         20.16       20.28       20.05        62         Dec-11        11.40       12.21       10.73
    15         Jan-08         19.69       19.80       19.58        63         Jan-12        11.01       11.79       10.37
    16         Feb-08         19.45       19.57       19.34        64         Feb-12        11.00       11.78       10.34
    17         Mar-08         19.75       19.88       19.64        65         Mar-12        11.74       12.58       11.04
    18         Apr-08         18.99       19.10       18.88        66         Apr-12        10.96       11.75       10.31
    19         May-08         19.02       19.14       18.91        67         May-12        11.30       12.12       10.63
    20         Jun-08         18.53       18.65       18.42        68         Jun-12        10.92       11.71       10.27
    21         Jul-08         18.57       18.69       18.45        69         Jul-12        11.26       12.08       10.59
    22         Aug-08         19.08       19.42       18.77        70         Aug-12        10.88       11.67       10.22
    23         Sep-08         19.06       19.32       18.83        71         Sep-12        10.86       11.66       10.21
    24         Oct-08         18.92       19.21       18.64        72         Oct-12        11.20       12.03       10.53
    25         Nov-08         18.00       18.29       17.72        73         Nov-12        10.82       11.62       10.17
    26         Dec-08         17.85       18.16       17.56        74         Dec-12        11.16       11.99       10.49
    27         Jan-09         17.28       17.58       17.00        75         Jan-13        10.78       11.58       10.13
    28         Feb-09         17.44       17.85       17.08        76         Feb-13        10.76       11.56       10.11
    29         Mar-09         18.42       18.83       18.04        77         Mar-13        11.89       12.78       11.17
    30         Apr-09         17.21       17.60       16.87        78         Apr-13        10.72       11.53       10.07
    31         May-09         17.65       18.05       17.29        79         May-13        11.05       11.89       10.38
    32         Jun-09         17.32       17.71       16.97        80         Jun-13        10.68       11.49       10.03
    33         Jul-09         17.48       17.89       17.12        81         Jul-13        11.01       11.85       10.34
    34         Aug-09         17.40       17.90       16.96        82         Aug-13        10.64       11.45        9.99
    35         Sep-09         17.44       17.93       17.01        83         Sep-13        10.62       11.43        9.97
    36         Oct-09         17.69       18.20       17.23        84         Oct-13        10.95       11.80       10.29
    37         Nov-09         17.19       17.69       16.75        85         Nov-13        10.58       11.40        9.93
    38         Dec-09         17.38       17.91       16.92        86         Dec-13        10.91       11.76       10.24
    39         Jan-10         16.89       17.40       16.45        87         Jan-14        10.54       11.36        9.89
    40         Feb-10         17.13       17.75       16.60        88         Feb-14        10.52       11.34        9.87
    41         Mar-10         18.31       18.96       17.74        89         Mar-14        11.62       12.53       10.91
    42         Apr-10         17.06       17.67       16.54        90         Apr-14        10.48       11.30        9.83
    43         May-10         17.29       17.91       16.74        91         May-14        10.80       11.66       10.14
    44         Jun-10         16.80       17.41       16.27        92         Jun-14        10.43       11.26        9.79
    45         Jul-10         17.03       17.66       16.48        93         Jul-14        10.76       11.62       10.10
    46         Aug-10         16.85       17.55       16.25        94         Aug-14        10.39       11.22        9.75
    47         Sep-10         16.85       17.53       16.26        95         Sep-14        10.37       11.20        9.73
    48         Oct-10         17.12       17.82       16.51        96         Oct-14        10.70       11.56       10.03

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                Distribution     WAC Cap      Loan Group I    Loan Group II
    Period          Date           (%)         WAC Cap (%)     WAC Cap (%)
    ------      ------------     -------      ------------    -------------
      97           Nov-14         10.33           11.16            9.69
      98           Dec-14         10.65           11.52            9.99
      99           Jan-15         10.29           11.13            9.65
     100           Feb-15         10.27           11.11            9.63
     101           Mar-15         11.35           12.27           10.64
     102           Apr-15         10.23           11.07            9.59
     103           May-15         10.55           11.42            9.89
     104           Jun-15         10.19           11.03            9.55
     105           Jul-15         10.51           11.37            9.85
     106           Aug-15         10.15           10.99            9.51
     107           Sep-15         10.13           10.97            9.49
     108           Oct-15         10.44           11.31            9.79
     109           Nov-15         10.09           10.93            9.46
     110           Dec-15         10.40           11.27            9.75
     111           Jan-16         10.05           10.89            9.42
     112           Feb-16         10.03           10.87            9.40
     113           Mar-16         10.70           11.60           10.03
     114           Apr-16          9.99           10.83            9.36
     115           May-16         10.30           11.17            9.66
     116           Jun-16          9.95           10.79            9.33
     117           Jul-16         10.26           11.13            9.62
     118           Aug-16          9.91           10.75            9.29
     119           Sep-16          9.89           10.73            9.27
     120           Oct-16         10.21           11.07            9.57

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $874,935,949. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the schedule below, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule is calculated as 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule

               Distribution   Swap Notional      Fixed Rate                                       Swap Notional     Fixed Rate
   Period          Date         Amount ($)      (Trust pays)       Period     Distribution Date     Amount ($)      (Trust pays)
   ------      ------------   -------------     ------------       ------     -----------------   -------------     ------------
     1            Nov-06        874,935,949          5.44            38             Dec-09         136,478,485          5.16
     2            Dec-06        862,372,726          5.46            39             Jan-10         129,700,399          5.17
     3            Jan-07        847,203,202          5.46            40             Feb-10         123,276,396          5.17
     4            Feb-07        829,459,323          5.45            41             Mar-10         117,187,222          5.18
     5            Mar-07        809,195,382          5.41            42             Apr-10         111,414,613          5.19
     6            Apr-07        786,488,689          5.38            43             May-10         105,941,365          5.20
     7            May-07        761,440,023          5.34            44             Jun-10         100,751,248          5.20
     8            Jun-07        734,174,125          5.30            45             Jul-10          95,828,945          5.21
     9            Jul-07        704,838,741          5.25            46             Aug-10          91,159,999          5.21
     10           Aug-07        673,660,966          5.21            47             Sep-10          86,730,762          5.22
     11           Sep-07        642,169,774          5.16            48             Oct-10          82,385,092          5.22
     12           Oct-07        611,816,134          5.12            49             Nov-10          78,187,446          5.23
     13           Nov-07        582,865,044          5.08            50             Dec-10          74,203,656          5.24
     14           Dec-07        555,251,029          5.06            51             Jan-11          70,422,298          5.24
     15           Jan-08        528,911,698          5.03            52             Feb-11          66,832,583          5.25
     16           Feb-08        503,787,615          5.02            53             Mar-11          63,424,317          5.25
     17           Mar-08        479,822,104          5.01            54             Apr-11          60,187,875          5.26
     18           Apr-08        456,961,175          5.01            55             May-11          57,114,158          5.26
     19           May-08        435,153,375          5.00            56             Jun-11          54,194,571          5.27
     20           Jun-08        414,342,495          5.01            57             Jul-11          51,420,989          5.27
     21           Jul-08        394,490,380          5.01            58             Aug-11          48,785,547          5.28
     22           Aug-08        375,025,035          5.02            59             Sep-11          46,280,824          5.28
     23           Sep-08        344,359,746          5.02            60             Oct-11          43,899,555          5.28
     24           Oct-08        306,396,169          5.03            61         Nov-11 onwards          0               0.00
     25           Nov-08        271,028,754          5.04
     26           Dec-08        247,042,875          5.05
     27           Jan-09        231,517,333          5.06
     28           Feb-09        218,530,448          5.07
     29           Mar-09        206,239,927          5.08
     30           Apr-09        194,606,788          5.09
     31           May-09        191,588,539          5.09
     32           Jun-09        185,821,842          5.10
     33           Jul-09        176,442,654          5.11
     34           Aug-09        167,560,428          5.12
     35           Sep-09        159,148,192          5.13
     36           Oct-09        151,179,958          5.14
     37           Nov-09        143,631,110          5.15

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

 Scheduled Principal Balance:                                      $897,370,204
 Number of Mortgage Loans:                                                4,968
 Average Scheduled Principal Balance:                                  $180,630
 Weighted Average Gross Coupon:                                          8.512%
 Weighted Average Net Coupon: (2)                                        8.002%
 Weighted Average Current FICO Score:                                       623
 Weighted Average Original LTV Ratio:                                    77.05%
 Weighted Average Combined Original LTV Ratio:                           79.51%
 Weighted Average Stated Remaining Term (months):                           354
 Weighted Average Seasoning (months):                                         2
 Weighted Average Months to Roll: (3)                                        24
 Weighted Average Gross Margin: (3)                                       5.92%
 Weighted Average Initial Rate Cap: (3)                                   2.57%
 Weighted Average Periodic Rate Cap: (3)                                  1.01%
 Weighted Average Gross Maximum Lifetime Rate: (3)                       15.06%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

           Distribution by Current Principal Balance - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Principal Balance  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
$50,000 & Below               351   $12,011,074       1.34%    10.894%       622    $34,220     89.76%   89.76%   66.75%     94.71%
$50,001 - $75,000             571    35,805,038       3.99     10.058        600     62,706     82.85    85.57    70.45      84.88
$75,001 - $100,000            621    54,542,529       6.08      9.408        598     87,830     81.56    84.93    73.42      89.60
$100,001 - $125,000           575    64,516,864       7.19      9.067        602    112,203     80.57    84.78    74.48      92.13
$125,001 - $150,000           503    69,056,283       7.70      8.875        611    137,289     80.89    85.76    66.37      94.02
$150,001 - $200,000           753   131,329,523      14.63      8.745        606    174,408     80.23    85.17    63.83      91.16
$200,001 - $250,000           498   111,229,811      12.40      8.617        612    223,353     80.96    85.82    56.39      92.79
$250,001 - $300,000           312    86,001,996       9.58      8.423        618    275,647     78.92    83.70    56.06      94.95
$300,001 - $350,000           251    81,155,693       9.04      8.269        628    323,329     79.34    83.32    59.10      93.17
$350,001 - $400,000           170    63,365,247       7.06      8.121        632    372,737     79.91    84.71    58.88      97.67
$400,001 & Above              363   188,356,146      20.99      7.535        664    518,887     75.61    80.14    63.02      95.40
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                 Distribution by Current Rate - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Rate               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
5.00 - 5.49%                    4    $1,722,909       0.19%     5.190%       747   $430,727     58.47%   58.47%  100.00%    100.00%
5.50 - 5.99%                  115    53,608,383       5.97      5.776        736    466,160     62.41    62.41    97.43      99.22
6.00 - 6.49%                  102    31,654,160       3.53      6.210        708    310,335     67.00    69.83    85.07     100.00
6.50 - 6.99%                  263    63,737,786       7.10      6.782        653    242,349     72.14    77.45    79.80      96.57
7.00 - 7.49%                  330    75,035,451       8.36      7.273        641    227,380     75.54    82.50    77.93      96.86
7.50 - 7.99%                  559   120,664,820      13.45      7.773        627    215,858     77.56    86.08    64.95      96.84
8.00 - 8.49%                  466    98,077,655      10.93      8.232        623    210,467     80.79    87.83    57.96      93.83
8.50 - 8.99%                  717   130,883,052      14.59      8.755        612    182,543     82.02    87.41    54.46      90.76
9.00% & Above               2,412   321,985,987      35.88     10.105        589    133,493     85.41    87.25    52.54      89.54
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                 Distribution by Credit Score - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Credit Score               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
740 & Above                   170   $53,646,730       5.98%     6.485%       770   $315,569     65.84%   68.04%   81.88%     95.47%
720 - 739                     102    24,623,634       2.74      7.215        729    241,408     75.18    80.54    65.83      87.99
700 - 719                     127    32,582,710       3.63      7.124        709    256,557     76.16    81.20    63.37      92.31
680 - 699                     226    48,473,091       5.40      7.860        688    214,483     79.29    84.94    44.69      83.66
660 - 679                     399    78,744,479       8.78      8.103        668    197,355     80.07    88.55    43.05      90.91
640 - 659                     569   100,814,317      11.23      8.455        649    177,178     82.65    89.60    44.36      88.27
620 - 639                     640   116,229,122      12.95      8.372        629    181,608     80.59    87.32    54.73      92.40
600 - 619                     629   110,946,533      12.36      8.632        609    176,386     81.48    85.47    66.08      93.23
580 - 599                     593    97,852,227      10.90      8.867        589    165,012     82.63    86.57    76.21      97.20
560 - 579                     496    78,484,847       8.75      9.113        569    158,236     81.23    83.34    70.74      96.81
540 - 559                     419    63,549,977       7.08      9.438        549    151,671     79.34    80.04    75.38      96.53
520 - 539                     371    59,260,573       6.60      9.630        530    159,732     79.23    80.18    77.89      98.26
500 - 519                     227    32,161,964       3.58     10.103        510    141,683     74.62    75.74    73.84      96.97
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by Lien - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Lien                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1                           4,454  $869,089,944      96.85%     8.428%       623   $195,126     78.90%   83.47%   63.23%     93.06%
2                             514    28,280,261       3.15     11.074        649     55,020     98.29    98.29    57.80      98.90
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

             Distribution by Combined Original LTV - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Combined Original LTV      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                392   $77,870,433       8.68%     7.146%       664   $198,649     48.82%   48.88%   75.77%     97.36%
60.01 - 70.00%                516   103,230,176      11.50      7.680        626    200,058     67.11    71.11    71.31      94.92
70.01 - 80.00%              1,724   357,194,068      39.80      8.244        625    207,189     78.52    87.82    56.71      94.98
80.01 - 85.00%                442    83,715,221       9.33      8.908        594    189,401     84.47    84.97    67.74      93.38
85.01 - 90.00%                851   150,777,313      16.80      9.128        611    177,177     89.73    90.97    59.55      87.95
90.01 - 95.00%                532    90,056,427      10.04      9.400        626    169,279     94.65    94.66    66.02      87.27
95.01 - 100.00%               511    34,526,566       3.85     10.882        625     67,567     99.91    99.91    71.72      99.42
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                 Distribution by Original LTV - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                906  $106,150,694      11.83%     8.193%       660   $117,164     62.00%   62.05%   70.98%     97.77%
60.01 - 70.00%                515   103,084,639      11.49      7.674        626    200,164     67.11    71.12    71.42      94.91
70.01 - 80.00%              1,723   357,169,222      39.80      8.244        625    207,295     78.52    87.82    56.71      94.98
80.01 - 85.00%                432    83,289,342       9.28      8.901        594    192,799     84.46    84.97    67.73      93.34
85.01 - 90.00%                820   149,336,874      16.64      9.120        610    182,118     89.74    90.99    59.42      87.89
90.01 - 95.00%                485    86,869,797       9.68      9.361        625    179,113     94.66    94.67    66.51      86.84
95.01 - 100.00%                87    11,469,636       1.28     10.153        583    131,835     99.95    99.95   100.00     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                 Distribution by Documentation - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Documentation              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Full Doc                    3,276  $565,902,549      63.06%     8.216%       619   $172,742     78.91%   82.68%  100.00%     94.89%
Stated Doc                  1,536   297,403,760      33.14      9.079        628    193,622     80.59    86.24     0.00      90.41
Limited Doc                    82    21,201,053       2.36      8.238        640    258,549     79.71    84.17     0.00      90.51
No Doc                         74    12,862,842       1.43      8.826        700    173,822     80.55    85.50     0.00      91.10
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                    Distribution by Purpose - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Purpose                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Cashout Refi                3,068  $584,974,767      65.19%     8.381%       618   $190,670     77.16%   79.85%   65.37%     95.12%
Purchase                    1,665   261,822,987      29.18      8.922        633    157,251     85.21    93.91    55.46      88.59
Rate/Term Refi                235    50,572,451       5.64      7.904        643    215,202     77.14    79.49    75.74      95.74
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                   Distribution by Occupancy - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Occupancy                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Owner Occupied              4,567  $836,774,170      93.25%     8.462%       622   $183,222     79.22%   83.87%   64.17%    100.00%
Investor                      306    40,461,967       4.51      9.366        643    132,229     83.40    83.66    52.54       0.00
Second Home                    95    20,134,067       2.24      8.880        649    211,938     83.75    87.24    38.08       0.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                 Distribution by Property Type - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Property Type              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Single Family               4,013  $692,699,877      77.19%     8.520%       620   $172,614     79.09%   83.55%   64.10%     95.15%
PUD                           533   123,540,446      13.77      8.389        631    231,783     81.70    85.77    61.59      90.76
Condo                         205    34,141,553       3.80      8.623        639    166,544     79.42    83.93    61.63      83.53
2 Family                      144    28,633,201       3.19      8.330        632    198,842     78.07    82.98    61.45      88.17
3-4 Family                     68    17,783,608       1.98      9.105        648    261,524     82.88    87.47    37.82      63.96
Townhouse                       5       571,520       0.06      9.060        614    114,304     91.51    91.51    75.27      68.54
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by State - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
State                      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
CA                            491  $172,856,215      19.26%     7.198%       675   $352,049     71.52%   74.75%   72.79%     98.86%
FL                            698   123,802,329      13.80      8.527        613    177,367     77.96    81.67    52.32      88.99
TX                            351    41,197,925       4.59      9.087        602    117,373     80.61    86.50    62.58      93.81
GA                            269    40,125,320       4.47      9.391        618    149,165     86.55    90.67    59.13      81.20
MD                            168    39,794,530       4.43      8.619        606    236,872     80.96    84.40    69.68      95.29
NJ                            152    36,520,125       4.07      8.892        615    240,264     76.71    80.98    52.57      94.11
NY                            132    36,208,291       4.03      8.843        615    274,305     74.50    79.58    55.11      91.09
IL                            190    34,709,040       3.87      8.940        612    182,679     84.66    88.02    49.33      95.42
VA                            160    33,313,784       3.71      8.651        613    208,211     80.52    85.75    63.81      94.97
AZ                            137    27,181,352       3.03      8.235        626    198,404     80.26    85.98    66.88      91.12
Other                       2,220   311,661,294      34.73      8.910        609    140,388     83.49    88.68    64.93      92.95
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                      Distribution by Zip - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Zip                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
20721                           5    $2,536,712       0.28%     8.640%       564   $507,342     81.92%   81.92%   80.31%    100.00%
32080                           4     1,902,509       0.21      7.993        608    475,627     77.87    77.87    51.97      71.31
10472                           4     1,837,298       0.20      9.500        627    459,324     86.39    91.97    44.18      72.57
23456                           6     1,830,848       0.20      9.377        583    305,141     89.59    89.59    48.80     100.00
85338                           6     1,753,241       0.20      8.367        588    292,207     75.43    80.27   100.00     100.00
92706                           6     1,684,158       0.19      8.085        678    280,693     78.91    94.30    55.51     100.00
91350                           4     1,589,279       0.18      6.500        701    397,320     74.76    80.54    71.08     100.00
02301                           7     1,535,389       0.17      8.968        631    219,341     81.40    88.19    42.18      86.84
21244                           5     1,503,662       0.17      9.944        536    300,732     83.71    83.71    62.01     100.00
92804                           4     1,460,115       0.16     10.024        644    365,029     78.65    84.94    39.34     100.00
Other                       4,917   879,736,993      98.04      8.508        624    178,917     79.48    83.91    63.11      93.25
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

         Distribution by Remaining Months to Maturity - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
Remaining                  Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Months To                    of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Maturity                   Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 180                       503   $29,636,638       3.30%    10.623%       646    $58,920     94.14%   94.24%   60.28%     98.60%
181 - 240                      29     2,365,428       0.26      9.629        636     81,566     77.50    77.50    74.04     100.00
241 - 360                   4,348   845,977,449      94.27      8.427        623    194,567     78.89    83.44    63.53      93.05
421 - 480                      88    19,390,689       2.16      8.827        626    220,349     84.55    90.63    45.37      92.89
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

               Distribution by Amortization Type - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Amortization Type          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
10 YR ARM BALLOON 50/30         2      $652,738       0.07%     6.237%       691   $326,369     67.74%   72.20%   22.30%    100.00%
10 YR FIXED                     6       474,079       0.05      8.007        600     79,013     58.07    58.13    77.26     100.00
15 YR FIXED                    72     5,268,587       0.59      8.861        649     73,175     77.87    77.87    71.99      94.48
2 YR ARM                    1,996   322,254,874      35.91      9.100        596    161,450     81.87    85.97    57.44      90.41
2 YR ARM 40/40                 75    17,097,305       1.91      8.827        623    227,964     84.05    90.30    43.21      92.39
2 YR ARM BALLOON 40/30        720   169,725,247      18.91      8.502        611    235,730     79.37    86.97    61.37      95.16
2 YR ARM BALLOON 45/30          2       549,750       0.06      7.480        712    274,875     74.54    74.54    20.00     100.00
2 YR ARM BALLOON 50/30        106    20,715,284       2.31      8.741        595    195,427     82.09    84.20    56.42      95.92
2 YR ARM IO                   242    65,074,942       7.25      8.205        646    268,905     81.90    91.80    46.81      93.50
20 YR FIXED                    29     2,365,428       0.26      9.629        636     81,566     77.50    77.50    74.04     100.00
25 YR FIXED                     2       159,439       0.02      7.468        628     79,719     55.08    55.08   100.00     100.00
3 YR ARM                      127    22,044,295       2.46      8.912        609    173,577     81.53    83.84    70.19      88.11
3 YR ARM 40/40                  6     1,132,757       0.13      9.109        616    188,793     90.97    90.97    71.08     100.00
3 YR ARM BALLOON 40/30         46     9,468,562       1.06      8.838        602    205,838     84.62    90.58    73.60      98.04
3 YR ARM BALLOON 50/30          8     1,784,685       0.20      7.471        646    223,086     80.29    92.49    50.35     100.00
3 YR ARM IO                    17     3,819,655       0.43      8.795        665    224,686     82.94    86.90    32.16      88.32
30 YR FIXED                   810   166,119,431      18.51      7.309        673    205,086     71.02    72.01    81.37      94.38
30 YR FIXED IO                 18     6,195,560       0.69      7.455        656    344,198     77.60    81.94    68.99      89.92
40 YR FIXED                     6     1,057,149       0.12      8.500        675    176,191     85.45    95.91    47.44      92.81
5 YR ARM                       44     7,150,554       0.80      8.160        639    162,513     74.10    76.89    75.78      93.07
5 YR ARM 40/40                  1       103,479       0.01      9.200        694    103,479     87.53    87.53   100.00     100.00
5 YR ARM BALLOON 40/30         31     8,038,484       0.90      7.699        634    259,306     72.81    81.09    75.64     100.00
5 YR ARM BALLOON 45/30          1       135,783       0.02      8.375        622    135,783     80.00   100.00   100.00     100.00
5 YR ARM BALLOON 50/30         19     3,509,527       0.39      8.082        617    184,712     83.19    88.37    75.83      95.60
5 YR ARM IO                     9     3,331,475       0.37      6.722        653    370,164     71.65    73.96    76.98     100.00
6 MO ARM                        1       330,519       0.04      7.850        560    330,519     85.00    85.00     0.00     100.00
7 YR ARM BALLOON 50/30          2       449,928       0.05      7.375        668    224,964     76.86    92.86     0.00     100.00
FIXED BALLOON 30/15           423    23,704,827       2.64     11.081        646     56,040     98.56    98.56    57.68      99.48
FIXED BALLOON 40/30           114    28,374,884       3.16      7.629        654    248,902     77.75    80.75    70.25      97.82
FIXED BALLOON 45/15             1        33,946       0.00     12.625        622     33,946    100.00   100.00   100.00     100.00
FIXED BALLOON 50/30            26     4,627,413       0.52      8.149        620    177,977     83.24    84.54    84.78      96.86
FIXED IO                        6     1,619,619       0.18      6.953        668    269,936     75.67    76.83    57.34     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

             Distribution by Initial Periodic Cap - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Initial                      of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                           1      $330,519       0.04%     7.850%       560   $330,519     85.00%   85.00%    0.00%    100.00%
1.50%                           6     1,061,238       0.12      8.790        618    176,873     67.73    67.73    56.14     100.00
2.00%                       1,667   317,709,241      35.40      8.852        612    190,587     78.96    84.57    52.88      92.05
3.00%                       1,690   320,733,121      35.74      8.737        604    189,783     83.61    89.12    62.65      92.60
5.00%                          91    17,535,725       1.95      7.951        628    192,700     73.82    80.81    67.60      97.76
N/A                         1,513   240,000,361      26.74      7.801        665    158,625     75.22    76.45    76.88      95.33
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                 Distribution by Periodic Cap - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                       3,370  $641,117,874      71.44%     8.775%       608   $190,243     81.03%   86.55%   58.39%     92.39%
1.50%                          77    14,379,525       1.60      8.840        620    186,747     83.82    91.45    45.60      95.95
2.00%                           7     1,752,844       0.20      6.621        689    250,406     74.63    87.81    19.85     100.00
6.00%                           1       119,600       0.01      9.000        631    119,600     89.99   100.00   100.00     100.00
N/A                         1,513   240,000,361      26.74      7.801        665    158,625     75.22    76.45    76.88      95.33
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

             Distribution by Months to Rate Reset - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Months To Rate               of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Reset                      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 12                          1      $330,519       0.04%     7.850%       560   $330,519     85.00%   85.00%    0.00%    100.00%
13 - 24                     3,141   595,417,402      66.35      8.810        607    189,563     81.23    86.94    56.92      92.36
25 - 36                       204    38,249,954       4.26      8.820        615    187,500     82.66    86.43    66.33      91.49
49 & Above                    109    23,371,969       2.60      7.722        638    214,422     74.64    80.00    73.21      97.22
N/A                         1,513   240,000,361      26.74      7.801        665    158,625     75.22    76.45    76.88      95.33
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

               Distribution by Life Maximum Rate - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Life Maximum Rate          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
0.00% & Below               1,513  $240,000,361      26.74%     7.801%       665   $158,625     75.22%   76.45%   76.88%     95.33%
0.01 - 11.99%                  19     5,935,791       0.66      6.403        673    312,410     69.76    73.65    77.06      98.65
12.00 - 12.49%                 44     9,896,878       1.10      6.562        664    224,929     74.46    82.52    78.22     100.00
12.50 - 12.99%                110    24,975,597       2.78      6.843        645    227,051     70.57    77.69    85.51      99.09
13.00 - 13.49%                164    35,632,645       3.97      7.273        640    217,272     74.72    83.52    75.68      95.99
13.50 - 13.99%                352    81,085,885       9.04      7.663        622    230,358     76.87    85.40    64.35      97.42
14.00 - 14.49%                319    69,812,732       7.78      8.038        624    218,849     80.45    88.31    62.62      94.07
14.50 - 14.99%                539   106,889,950      11.91      8.453        622    198,312     81.36    89.19    51.84      92.66
15.00 - 15.49%                405    78,640,457       8.76      8.940        608    194,174     81.86    87.75    50.21      92.60
15.50 - 15.99%                508    92,949,227      10.36      9.373        595    182,971     84.23    87.83    49.76      88.97
16.00% & Above                995   151,550,681      16.89     10.377        573    152,312     85.18    86.52    55.23      88.46
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                    Distribution by Margin - All Collateral

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Margin                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
0.00% & Below               1,513  $240,000,361      26.74%     7.801%       665   $158,625     75.22%   76.45%   76.88%     95.33%
0.01 - 4.99%                  275    69,895,584       7.79      7.493        655    254,166     79.68    88.52    54.30      95.84
5.00 - 5.49%                  296    66,178,107       7.37      8.158        611    223,575     82.17    89.44    65.54      94.21
5.50 - 5.99%                1,209   234,345,043      26.11      8.411        612    193,834     77.98    85.92    61.27      94.30
6.00 - 6.49%                  768   139,161,412      15.51      9.128        596    181,200     81.80    84.97    60.69      90.72
6.50 - 6.99%                  446    75,977,660       8.47      9.705        584    170,353     82.97    85.23    46.52      93.53
7.00 - 7.49%                  250    39,167,761       4.36      9.914        591    156,671     86.88    88.41    60.48      85.30
7.50 - 7.99%                  174    27,033,275       3.01     10.236        607    155,364     89.15    90.55    36.95      81.17
8.00 - 8.49%                   32     5,070,789       0.57     10.388        598    158,462     91.59    91.98    51.07      88.28
8.50 - 8.99%                    3       335,635       0.04     10.488        600    111,878     98.84    98.84   100.00     100.00
9.00 - 9.49%                    2       204,577       0.02     11.008        540    102,289     86.90    86.90    31.00     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      4,968  $897,370,204     100.00%     8.512%       623   $180,630     79.51%   83.93%   63.06%     93.25%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Selected Mortgage Loan Data(1)
------------------------------

                          The Mortgage Loans - Group 1

 Scheduled Principal Balance:                                       $437,035,210
 Number of Mortgage Loans:                                                 2,595
 Average Scheduled Principal Balance:                                   $168,414
 Weighted Average Gross Coupon:                                           8.625%
 Weighted Average Net Coupon: (2)                                         8.115%
 Weighted Average Current FICO Score:                                        604
 Weighted Average Original LTV Ratio:                                     78.64%
 Weighted Average Combined Original LTV Ratio:                            78.64%
 Weighted Average Stated Remaining Term (months):                            359
 Weighted Average Seasoning (months):                                          3
 Weighted Average Months to Roll: (3)                                         24
 Weighted Average Gross Margin: (3)                                        5.91%
 Weighted Average Initial Rate Cap: (3)                                    2.58%
 Weighted Average Periodic Rate Cap: (3)                                   1.01%
 Weighted Average Gross Maximum Lifetime Rate: (3)                        15.01%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

               Distribution by Current Principal Balance - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Principal Balance  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
$50,000 & Below                44    $2,048,750       0.47%     9.746%       571    $46,563     63.75%   63.75%   72.22%     78.93%
$50,001 - $75,000             263    16,669,100       3.81      9.774        582     63,381     76.90    79.98    75.11      83.41
$75,001 - $100,000            350    30,870,149       7.06      9.212        588     88,200     78.58    81.90    77.48      88.35
$100,001 - $125,000           340    38,168,037       8.73      8.874        593    112,259     78.07    81.56    80.28      91.94
$125,001 - $150,000           329    45,199,725      10.34      8.759        600    137,385     79.28    83.61    72.04      93.62
$150,001 - $200,000           497    86,962,019      19.90      8.608        598    174,974     78.28    82.36    67.54      91.79
$200,001 - $250,000           309    68,866,059      15.76      8.537        608    222,868     79.43    83.09    60.06      91.66
$250,001 - $300,000           196    53,849,408      12.32      8.399        606    274,742     77.72    82.13    58.29      94.41
$300,001 - $350,000           138    44,514,572      10.19      8.331        613    322,569     78.84    81.55    61.83      94.90
$350,001 - $400,000            98    36,557,563       8.36      8.268        620    373,036     80.53    85.06    60.25      97.95
$400,001 & Above               31    13,329,828       3.05      7.940        653    429,994     78.99    82.95    58.94      93.38
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                     Distribution by Current Rate - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Rate               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
5.50 - 5.99%                   14    $4,254,522       0.97%     5.808%       738   $303,894     63.20%   63.20%   97.19%    100.00%
6.00 - 6.49%                   48     9,497,216       2.17      6.281        657    197,859     70.01    75.27    97.57     100.00
6.50 - 6.99%                  175    35,842,491       8.20      6.783        646    204,814     69.59    74.62    83.71      98.24
7.00 - 7.49%                  224    42,714,720       9.77      7.268        635    190,691     73.79    79.62    81.10      95.85
7.50 - 7.99%                  338    64,851,186      14.84      7.775        619    191,867     75.74    82.94    67.87      96.45
8.00 - 8.49%                  252    45,846,701      10.49      8.241        614    181,931     80.42    85.92    62.49      95.79
8.50 - 8.99%                  424    73,213,263      16.75      8.764        603    172,673     80.97    84.34    58.06      89.56
9.00% & Above               1,120   160,815,110      36.80      9.999        571    143,585     82.48    83.86    60.19      88.64
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by Credit Score - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Credit Score               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
740 & Above                    39    $7,564,880       1.73%     6.896%       767   $193,971     68.72%   72.24%   78.30%     81.38%
720 - 739                      38     6,818,329       1.56      7.728        727    179,430     80.89    87.67    57.43      78.54
700 - 719                      47     9,623,388       2.20      7.557        709    204,753     79.06    85.69    54.04      87.01
680 - 699                      85    16,991,698       3.89      7.923        689    199,902     78.55    83.46    51.35      80.95
660 - 679                     155    30,510,731       6.98      7.840        668    196,843     77.39    85.23    47.18      85.35
640 - 659                     246    45,914,687      10.51      8.138        649    186,645     80.80    87.59    53.52      87.57
620 - 639                     316    58,181,439      13.31      8.162        630    184,118     79.17    86.35    60.23      91.12
600 - 619                     309    53,252,625      12.18      8.313        608    172,339     79.58    83.39    67.84      92.96
580 - 599                     326    51,777,368      11.85      8.664        590    158,826     79.68    83.43    77.67      96.20
560 - 579                     282    44,212,642      10.12      8.897        569    156,782     78.52    79.13    68.05      95.62
540 - 559                     296    42,999,207       9.84      9.433        549    145,268     78.48    78.91    77.62      97.23
520 - 539                     277    42,940,445       9.83      9.668        530    155,020     78.08    78.65    76.25      99.72
500 - 519                     179    26,247,770       6.01     10.068        510    146,636     74.83    75.22    75.02      96.67
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                         Distribution by Lien - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Lien                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1                           2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                Distribution by Combined Original LTV - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Combined Original LTV      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                246   $34,922,606       7.99%     7.882%       612   $141,962     49.16%   49.31%   72.36%     96.72%
60.01 - 70.00%                384    66,396,854      15.19      8.074        599    172,908     67.34    72.78    67.65      95.69
70.01 - 80.00%                961   169,238,535      38.72      8.505        605    176,107     78.02    85.29    59.97      94.61
80.01 - 85.00%                262    44,311,801      10.14      9.042        582    169,129     84.54    84.74    75.60      91.41
85.01 - 90.00%                440    73,820,083      16.89      9.163        602    167,773     89.77    90.61    65.70      88.28
90.01 - 95.00%                254    42,487,741       9.72      9.008        629    167,275     94.61    94.61    71.72      83.63
95.01 - 100.00%                48     5,857,589       1.34     10.101        585    122,033     99.94    99.94   100.00     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by Original LTV - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                246   $34,922,606       7.99%     7.882%       612   $141,962     49.16%   49.31%   72.36%     96.72%
60.01 - 70.00%                384    66,396,854      15.19      8.074        599    172,908     67.34    72.78    67.65      95.69
70.01 - 80.00%                961   169,238,535      38.72      8.505        605    176,107     78.02    85.29    59.97      94.61
80.01 - 85.00%                262    44,311,801      10.14      9.042        582    169,129     84.54    84.74    75.60      91.41
85.01 - 90.00%                440    73,820,083      16.89      9.163        602    167,773     89.77    90.61    65.70      88.28
90.01 - 95.00%                254    42,487,741       9.72      9.008        629    167,275     94.61    94.61    71.72      83.63
95.01 - 100.00%                48     5,857,589       1.34     10.101        585    122,033     99.94    99.94   100.00     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                    Distribution by Documentation - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Documentation              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Full Doc                    1,813  $290,010,537      66.36%     8.463%       597   $159,962     78.73%   82.23%  100.00%     93.85%
Stated Doc                    754   140,816,264      32.22      8.954        616    186,759     78.19    82.73     0.00      90.18
Limited Doc                    28     6,208,409       1.42      8.745        634    221,729     84.98    86.78     0.00      85.66
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                       Distribution by Purpose - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Purpose                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Cashout Refi                1,986  $351,915,571      80.52%     8.540%       601   $177,198     77.00%   80.31%   66.19%     95.47%
Purchase                      460    61,016,650      13.96      9.130        620    132,645     86.65    94.03    63.92      74.09
Rate/Term Refi                149    24,102,988       5.52      8.591        602    161,765     82.30    84.60    74.94      96.75
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                      Distribution by Occupancy - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Occupancy                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Owner Occupied              2,362  $404,490,022      92.55%     8.581%       601   $171,249     78.26%   82.32%   67.29%    100.00%
Investor                      197    25,537,175       5.84      9.302        639    129,630     83.18    83.47    57.00       0.00
Second Home                    36     7,008,013       1.60      8.718        653    194,667     84.16    86.96    46.62       0.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                    Distribution by Property Type - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Property Type              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Single Family               2,186  $354,958,879      81.22%     8.627%       600   $162,378     78.24%   82.13%   67.44%     94.60%
PUD                           175    36,799,222       8.42      8.538        613    210,281     82.37    84.89    63.57      88.66
2 Family                       84    16,705,279       3.82      8.412        617    198,872     76.56    80.42    64.84      85.79
Condo                         100    16,442,537       3.76      8.750        626    164,425     79.20    84.47    65.21      84.77
3-4 Family                     46    11,652,139       2.67      8.983        641    253,307     80.81    84.38    45.70      64.33
Townhouse                       4       477,155       0.11      8.924        628    119,289     91.80    91.80    70.38      62.32
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                        Distribution by State - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
State                      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
FL                            382   $66,246,225      15.16%     8.417%       604   $173,419     75.48%   78.12%   54.80%     90.69%
CA                            160    42,918,687       9.82      7.896        625    268,242     71.13    74.70    66.45      99.30
IL                            135    25,598,330       5.86      8.854        607    189,617     83.57    86.11    52.92      95.32
NJ                            110    25,068,263       5.74      8.792        602    227,893     74.32    78.78    58.39      93.66
NY                             88    22,944,581       5.25      8.752        603    260,734     71.26    75.94    59.92      95.41
TX                            216    22,238,043       5.09      9.330        586    102,954     78.02    80.57    67.44      91.87
MD                             86    18,436,127       4.22      8.433        602    214,374     79.08    80.99    79.23      94.36
GA                            126    18,057,295       4.13      9.296        600    143,312     86.17    89.22    70.25      74.42
VA                             86    16,194,498       3.71      8.270        603    188,308     77.70    83.10    71.97      92.62
AZ                             76    15,116,459       3.46      8.157        609    198,901     78.02    82.19    75.29      88.57
Other                       1,130   164,216,701      37.58      8.752        601    145,325     82.16    86.78    71.82      92.79
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                         Distribution by Zip - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Zip                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
10466                           4    $1,414,743       0.32%     8.791%       619   $353,686     74.02%   78.67%   63.30%    100.00%
02301                           5     1,281,437       0.29      8.833        635    256,287     82.76    90.90    47.11      84.23
33055                           7     1,278,515       0.29      8.296        598    182,645     72.98    75.35    21.33      85.54
60629                           6     1,179,560       0.27      8.522        608    196,593     87.33    87.33    62.61     100.00
89031                           5     1,159,774       0.27      8.605        581    231,955     80.11    82.17    59.96     100.00
32808                           7     1,048,727       0.24      9.148        576    149,818     83.78    83.78    51.34     100.00
07753                           4     1,030,489       0.24      9.359        606    257,622     87.94    87.94    42.90     100.00
33056                           6     1,022,685       0.23      8.265        584    170,447     73.89    73.89    51.87      85.49
11422                           3     1,015,402       0.23      8.774        637    338,467     76.79    99.64    33.17     100.00
23456                           3       946,792       0.22      8.851        569    315,597     86.39    86.39    70.11     100.00
Other                       2,545   425,657,085      97.40      8.623        604    167,252     78.60    82.41    66.79      92.48
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

             Distribution by Remaining Months to Maturity- Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
Remaining                  Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Months To                    of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Maturity                   Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 180                        36    $3,381,643       0.77%     7.952%       637    $93,935     66.86%   67.79%   81.49%     93.64%
181 - 240                      11     1,024,723       0.23      8.863        611     93,157     62.89    62.89    89.35     100.00
241 - 360                   2,496   422,093,783      96.58      8.630        603    169,108     78.68    82.46    66.44      92.49
421 - 480                      52    10,535,061       2.41      8.651        616    202,597     82.63    88.83    56.04      94.11
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                  Distribution by Amortization Type - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Amortization Type          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
10 YR ARM BALLOON 50/30         1      $145,578       0.03%     7.500%       689   $145,578     80.00%  100.00%  100.00%    100.00%
10 YR FIXED                     6       474,079       0.11      8.007        600     79,013     58.07    58.13    77.26     100.00
15 YR FIXED                    29     2,752,364       0.63      7.937        643     94,909     67.64    67.64    86.82      92.18
2 YR ARM                    1,202   184,066,623      42.12      9.093        586    153,134     80.53    83.72    64.12      89.57
2 YR ARM 40/40                 46     9,741,217       2.23      8.672        617    211,766     82.15    88.61    52.45      93.63
2 YR ARM BALLOON 40/30        480    97,928,423      22.41      8.431        604    204,018     77.02    83.25    61.97      96.24
2 YR ARM BALLOON 50/30         79    14,976,279       3.43      8.631        591    189,573     81.67    83.28    61.73      96.01
2 YR ARM IO                    46    11,431,610       2.62      7.718        665    248,513     79.90    89.79    42.82      96.61
20 YR FIXED                    11     1,024,723       0.23      8.863        611     93,157     62.89    62.89    89.35     100.00
25 YR FIXED                     2       159,439       0.04      7.468        628     79,719     55.08    55.08   100.00     100.00
3 YR ARM                       78    12,777,162       2.92      8.619        612    163,810     82.85    85.59    78.62      86.20
3 YR ARM 40/40                  3       441,696       0.10      8.235        600    147,232     87.48    87.48   100.00     100.00
3 YR ARM BALLOON 40/30         29     5,997,050       1.37      8.904        594    206,795     82.30    88.40    78.77      96.90
3 YR ARM BALLOON 50/30          4       922,527       0.21      7.873        605    230,632     80.56    85.47    75.46     100.00
3 YR ARM IO                     5     1,416,100       0.32      7.289        677    283,220     78.01    79.29    46.92     100.00
30 YR FIXED                   403    60,883,991      13.93      8.035        634    151,077     74.57    75.79    79.20      92.41
40 YR FIXED                     3       352,148       0.08      8.602        631    117,383     89.95    96.68   100.00     100.00
5 YR ARM                       35     4,950,135       1.13      8.411        625    141,432     72.55    74.54    75.50      91.64
5 YR ARM BALLOON 40/30         25     5,736,553       1.31      7.877        632    229,462     74.19    82.90    80.89     100.00
5 YR ARM BALLOON 45/30          1       135,783       0.03      8.375        622    135,783     80.00   100.00   100.00     100.00
5 YR ARM BALLOON 50/30         15     2,982,829       0.68      8.142        614    198,855     83.04    86.75    74.42      94.82
6 MO ARM                        1       330,519       0.08      7.850        560    330,519     85.00    85.00     0.00     100.00
7 YR ARM BALLOON 50/30          1        89,986       0.02      7.375        778     89,986     64.29    64.29     0.00     100.00
FIXED BALLOON 40/30            69    13,793,422       3.16      7.999        620    199,905     76.32    78.91    67.55      95.51
FIXED BALLOON 50/30            21     3,524,975       0.81      8.092        618    167,856     82.78    83.64    81.88      97.74
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                 Distribution by Initial Periodic Cap- Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Initial                      of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                           1      $330,519       0.08%     7.850%       560   $330,519     85.00%   85.00%    0.00%    100.00%
1.50%                           5       881,814       0.20      8.890        612    176,363     70.06    70.06    47.22     100.00
2.00%                         955   171,743,258      39.30      8.757        597    179,836     75.78    81.13    58.62      93.20
3.00%                       1,018   168,570,155      38.57      8.815        596    165,590     83.83    87.15    68.14      91.14
5.00%                          72    12,544,323       2.87      8.155        625    174,227     74.15    80.04    75.29      96.87
N/A                           544    82,965,141      18.98      8.039        631    152,509     74.77    76.16    77.87      93.33
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by Periodic Cap - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                       2,010  $347,642,116      79.55%     8.759%       597   $172,956     79.47%   83.86%   63.79%     92.33%
1.50%                          38     6,072,790       1.39      9.013        611    159,810     84.09    87.91    55.37      94.46
2.00%                           2       235,563       0.05      7.452        723    117,782     74.00    86.36    61.80     100.00
6.00%                           1       119,600       0.03      9.000        631    119,600     89.99   100.00   100.00     100.00
N/A                           544    82,965,141      18.98      8.039        631    152,509     74.77    76.16    77.87      93.33
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                 Distribution by Months to Rate Reset - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Months To Rate               of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Reset                      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 12                          1      $330,519       0.08%     7.850%       560   $330,519     85.00%   85.00%    0.00%    100.00%
13 - 24                     1,853   318,144,151      72.80      8.805        595    171,691     79.53    83.92    62.22      92.30
25 - 36                       119    21,554,535       4.93      8.571        611    181,131     82.37    85.99    76.88      90.96
49 & Above                     78    14,040,865       3.21      8.119        627    180,011     75.54    80.99    77.48      95.95
N/A                           544    82,965,141      18.98      8.039        631    152,509     74.77    76.16    77.87      93.33
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                  Distribution by Life Maximum Rate - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Life Maximum Rate          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
0.00% & Below                 544   $82,965,141      18.98%     8.039%       631   $152,509     74.77%   76.16%   77.87%     93.33%
0.01 - 11.99%                  12     2,665,105       0.61      6.562        652    222,092     67.95    70.42    96.99      96.99
12.00 - 12.49%                 31     5,721,548       1.31      6.602        650    184,566     72.31    80.28    88.21     100.00
12.50 - 12.99%                 83    16,572,480       3.79      6.906        635    199,668     68.73    77.29    88.88      98.63
13.00 - 13.49%                119    23,256,469       5.32      7.280        630    195,433     73.39    81.30    78.31      96.34
13.50 - 13.99%                236    49,525,702      11.33      7.686        616    209,855     75.33    82.74    62.20      97.37
14.00 - 14.49%                186    35,198,912       8.05      8.071        616    189,241     79.61    85.73    64.36      95.49
14.50 - 14.99%                300    53,308,475      12.20      8.558        611    177,695     80.85    85.46    56.28      90.30
15.00 - 15.49%                221    37,178,468       8.51      9.054        595    168,228     81.25    85.13    60.98      91.74
15.50 - 15.99%                284    49,267,793      11.27      9.385        583    173,478     83.10    85.56    51.75      88.03
16.00% & Above                579    81,375,117      18.62     10.368        557    140,544     83.17    84.16    65.38      89.16
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                        Distribution by Margin - Group 1

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Margin                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
0.00% & Below                 544   $82,965,141      18.98%     8.039%       631   $152,509     74.77%   76.16%   77.87%     93.33%
0.01 - 4.99%                  130    27,983,685       6.40      7.604        635    215,259     80.37    86.74    65.78      93.60
5.00 - 5.49%                  154    30,356,997       6.95      8.303        610    197,123     82.15    87.76    63.02      96.92
5.50 - 5.99%                  830   146,829,530      33.60      8.355        605    176,903     76.16    82.95    62.22      94.15
6.00 - 6.49%                  469    77,715,515      17.78      9.199        581    165,705     80.26    81.84    69.13      89.25
6.50 - 6.99%                  251    40,624,326       9.30      9.777        573    161,850     81.96    83.28    57.11      93.03
7.00 - 7.49%                  125    17,836,219       4.08      9.707        580    142,690     87.07    87.99    71.88      88.51
7.50 - 7.99%                   92    12,723,797       2.91      9.886        599    138,302     88.16    89.17    53.15      80.68
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,595  $437,035,210     100.00%     8.625%       604   $168,414     78.64%   82.46%   66.36%     92.55%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

Selected Mortgage Loan Data(1)

                          The Mortgage Loans - Group 2

Scheduled Principal Balance:                                        $460,334,995
Number of Mortgage Loans:                                                  2,373
Average Scheduled Principal Balance:                                    $193,989
Weighted Average Gross Coupon:                                            8.404%
Weighted Average Net Coupon: (2)                                          7.894%
Weighted Average Current FICO Score:                                         642
Weighted Average Original LTV Ratio:                                      75.53%
Weighted Average Combined Original LTV Ratio:                             80.33%
Weighted Average Stated Remaining Term (months):                             349
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         5.92%
Weighted Average Initial Rate Cap: (3)                                     2.55%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         15.11%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

               Distribution by Current Principal Balance - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Principal Balance  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
$50,000 & Below               307    $9,962,323       2.16%    11.130%       633    $32,451     95.11%   95.11%   65.63%     97.96%
$50,001 - $75,000             308    19,135,938       4.16     10.305        616     62,130     88.03    90.44    66.38      86.15
$75,001 - $100,000            271    23,672,379       5.14      9.665        612     87,352     85.46    88.88    68.12      91.24
$100,001 - $125,000           235    26,348,828       5.72      9.347        616    112,123     84.19    89.44    66.09      92.39
$125,001 - $150,000           174    23,856,558       5.18      9.095        632    137,107     83.92    89.82    55.61      94.78
$150,001 - $200,000           256    44,367,504       9.64      9.011        620    173,311     84.06    90.67    56.56      89.91
$200,001 - $250,000           189    42,363,753       9.20      8.748        618    224,147     83.46    90.26    50.42      94.64
$250,001 - $300,000           116    32,152,588       6.98      8.462        638    277,177     80.93    86.33    52.31      95.84
$300,001 - $350,000           113    36,641,122       7.96      8.193        647    324,258     79.96    85.46    55.78      91.06
$350,001 - $400,000            72    26,807,684       5.82      7.921        649    372,329     79.06    84.23    57.02      97.30
$400,001 & Above              332   175,026,318      38.02      7.504        665    527,188     75.35    79.92    63.33      95.55
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                     Distribution by Current Rate - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Rate               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
5.00 - 5.49%                    4    $1,722,909       0.37%     5.190%       747   $430,727     58.47%   58.47%  100.00%    100.00%
5.50 - 5.99%                  101    49,353,861      10.72      5.773        736    488,652     62.34    62.34    97.45      99.16
6.00 - 6.49%                   54    22,156,945       4.81      6.179        730    410,314     65.71    67.49    79.71     100.00
6.50 - 6.99%                   88    27,895,295       6.06      6.780        663    316,992     75.42    81.07    74.77      94.42
7.00 - 7.49%                  106    32,320,731       7.02      7.278        648    304,913     77.87    86.32    73.74      98.21
7.50 - 7.99%                  221    55,813,634      12.12      7.769        636    252,550     79.67    89.74    61.56      97.30
8.00 - 8.49%                  214    52,230,954      11.35      8.225        631    244,070     81.11    89.51    53.98      92.11
8.50 - 8.99%                  293    57,669,789      12.53      8.744        624    196,825     83.35    91.30    49.90      92.29
9.00% & Above               1,292   161,170,878      35.01     10.212        607    124,745     88.33    90.63    44.92      90.43
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by Credit Score - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Credit Score               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
740 & Above                   131   $46,081,850      10.01%     6.417%       770   $351,770     65.37%   67.35%   82.47%     97.78%
720 - 739                      64    17,805,305       3.87      7.019        729    278,208     73.00    77.81    69.05      91.61
700 - 719                      80    22,959,322       4.99      6.942        710    286,992     74.94    79.31    67.29      94.53
680 - 699                     141    31,481,393       6.84      7.825        688    223,272     79.69    85.73    41.09      85.11
660 - 679                     244    48,233,748      10.48      8.270        669    197,679     81.76    90.65    40.44      94.43
640 - 659                     323    54,899,629      11.93      8.721        649    169,968     84.21    91.28    36.71      88.86
620 - 639                     324    58,047,682      12.61      8.583        629    179,160     82.02    88.29    49.22      93.68
600 - 619                     320    57,693,908      12.53      8.926        609    180,293     83.23    87.40    64.46      93.48
580 - 599                     267    46,074,860      10.01      9.095        589    172,565     85.94    90.09    74.57      98.33
560 - 579                     214    34,272,206       7.45      9.392        569    160,150     84.73    88.76    74.21      98.36
540 - 559                     123    20,550,770       4.46      9.446        549    167,079     81.15    82.41    70.69      95.06
520 - 539                      94    16,320,128       3.55      9.531        531    173,618     82.25    84.21    82.21      94.43
500 - 519                      48     5,914,195       1.28     10.259        512    123,212     73.66    78.02    68.61      98.31
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                         Distribution by Lien - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Lien                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1                           1,859  $432,054,734      93.86%     8.229%       642   $232,412     79.16%   84.48%   60.07%     93.58%
2                             514    28,280,261       6.14     11.074        649     55,020     98.29    98.29    57.80      98.90
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                Distribution by Combined Original LTV - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Combined Original LTV      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                146   $42,947,827       9.33%     6.549%       706   $294,163     48.54%   48.54%   78.54%     97.88%
60.01 - 70.00%                132    36,833,322       8.00      6.970        675    279,040     66.68    68.11    77.93      93.54
70.01 - 80.00%                763   187,955,533      40.83      8.009        644    246,338     78.97    90.10    53.77      95.32
80.01 - 85.00%                180    39,403,420       8.56      8.757        608    218,908     84.38    85.22    58.91      95.59
85.01 - 90.00%                411    76,957,230      16.72      9.095        619    187,244     89.69    91.32    53.65      87.64
90.01 - 95.00%                278    47,568,685      10.33      9.750        624    171,110     94.69    94.70    60.93      90.52
95.01 - 100.00%               463    28,668,978       6.23     11.041        633     61,920     99.91    99.91    65.94      99.31
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by Original LTV - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                660   $71,228,088      15.47%     8.345%       683   $107,921     68.29%   68.29%   70.30%     98.28%
60.01 - 70.00%                131    36,687,785       7.97      6.951        675    280,059     66.68    68.12    78.24      93.51
70.01 - 80.00%                762   187,930,687      40.82      8.008        644    246,628     78.97    90.10    53.77      95.32
80.01 - 85.00%                170    38,977,541       8.47      8.742        607    229,280     84.38    85.22    58.79      95.54
85.01 - 90.00%                380    75,516,791      16.40      9.078        618    198,728     89.71    91.37    53.28      87.51
90.01 - 95.00%                231    44,382,056       9.64      9.699        622    192,130     94.71    94.72    61.53      89.92
95.01 - 100.00%                39     5,612,048       1.22     10.208        582    143,899     99.96    99.96   100.00     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                    Distribution by Documentation - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Documentation              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Full Doc                    1,463  $275,892,013      59.93%     7.957%       641   $188,580     79.10%   83.14%  100.00%     95.98%
Stated Doc                    782   156,587,496      34.02      9.192        640    200,240     82.76    89.39     0.00      90.62
Limited Doc                    54    14,992,644       3.26      8.028        643    277,642     77.53    83.09     0.00      92.52
No Doc                         74    12,862,842       2.79      8.826        700    173,822     80.55    85.50     0.00      91.10
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                       Distribution by Purpose - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Purpose                    Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Cashout Refi                1,082  $233,059,195      50.63%     8.139%       643   $215,397     77.41%   79.16%   64.12%     94.59%
Purchase                    1,205   200,806,337      43.62      8.859        636    166,644     84.77    93.88    52.89      92.99
Rate/Term Refi                 86    26,469,462       5.75      7.278        681    307,784     72.44    74.83    76.47      94.82
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                      Distribution by Occupancy - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Occupancy                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Owner Occupied              2,205  $432,284,148      93.91%     8.350%       642   $196,047     80.12%   85.32%   61.25%    100.00%
Investor                      109    14,924,792       3.24      9.476        650    136,925     83.79    84.00    44.91       0.00
Second Home                    59    13,126,054       2.85      8.967        647    222,475     83.53    87.38    33.53       0.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                    Distribution by Property Type - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Property Type              Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Single Family               1,827  $337,740,998      73.37%     8.408%       642   $184,861     79.98%   85.03%   60.58%     95.73%
PUD                           358    86,741,224      18.84      8.326        638    242,294     81.42    86.15    60.75      91.65
Condo                         105    17,699,016       3.84      8.505        651    168,562     79.62    83.42    58.31      82.37
2 Family                       60    11,927,923       2.59      8.214        653    198,799     80.18    86.57    56.70      91.52
3-4 Family                     22     6,131,469       1.33      9.335        660    278,703     86.80    93.34    22.85      63.26
Townhouse                       1        94,366       0.02      9.750        543     94,366     90.00    90.00   100.00     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                        Distribution by State - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
State                      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
CA                            331  $129,937,528      28.23%     6.968%       692   $392,561     71.65%   74.77%   74.88%     98.71%
FL                            316    57,556,104      12.50      8.654        623    182,140     80.81    85.76    49.46      87.05
GA                            143    22,068,025       4.79      9.469        633    154,322     86.86    91.86    50.03      86.74
MD                             82    21,358,402       4.64      8.780        611    260,468     82.59    87.34    61.43      96.10
TX                            135    18,959,882       4.12      8.803        620    140,444     83.65    93.45    56.87      96.09
VA                             74    17,119,286       3.72      9.011        623    231,342     83.19    88.26    56.09      97.20
NY                             44    13,263,709       2.88      9.000        636    301,448     80.10    85.88    46.78      83.62
AZ                             61    12,064,893       2.62      8.333        647    197,785     83.06    90.72    56.35      94.32
NC                             81    11,783,805       2.56      9.432        596    145,479     84.72    90.30    64.86      97.67
MI                            107    11,595,613       2.52      9.528        617    108,370     86.79    93.98    57.95      89.58
Other                         999   144,627,747      31.42      9.029        622    144,773     84.76    90.35    54.07      93.36
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                         Distribution by Zip - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Zip                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
20721                           4    $2,196,706       0.48%     8.940%       558   $549,177     83.76%   83.76%   77.26%    100.00%
32080                           4     1,902,509       0.41      7.993        608    475,627     77.87    77.87    51.97      71.31
91350                           4     1,589,279       0.35      6.500        701    397,320     74.76    80.54    71.08     100.00
92706                           5     1,566,414       0.34      8.118        683    313,283     83.46   100.00    52.17     100.00
92025                           2     1,392,287       0.30      5.979        772    696,144     60.76    60.76   100.00     100.00
89052                           4     1,255,676       0.27      8.850        669    313,919     83.24    97.67     0.00     100.00
92154                           3     1,245,024       0.27      6.760        669    415,008     72.91    79.33   100.00     100.00
90045                           2     1,236,854       0.27      6.230        716    618,427     66.45    66.45    51.49     100.00
91030                           2     1,227,327       0.27      7.802        685    613,663     74.33    74.33    37.67     100.00
33029                           3     1,208,543       0.26      7.802        658    402,848     69.86    69.86    24.77     100.00
Other                       2,340   445,514,375      96.78      8.431        641    190,391     80.49    85.52    59.98      93.83
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

             Distribution by Remaining Months to Maturity - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
Remaining                  Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Months To                    of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Maturity                   Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 180                       467   $26,254,996       5.70%    10.967%       647    $56,221     97.65%   97.65%   57.55%     99.24%
181 - 240                      18     1,340,705       0.29     10.214        656     74,484     88.67    88.67    62.34     100.00
241 - 360                   1,852   423,883,666      92.08      8.226        642    228,879     79.10    84.40    60.64      93.61
421 - 480                      36     8,855,628       1.92      9.037        637    245,990     86.84    92.77    32.68      91.45
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                  Distribution by Amortization Type - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Amortization Type          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
10 YR ARM BALLOON 50/30         1      $507,160       0.11%     5.875%       692   $507,160     64.22%   64.22%    0.00%    100.00%
15 YR FIXED                    43     2,516,223       0.55      9.872        656     58,517     89.07    89.07    55.78      97.00
2 YR ARM                      794   138,188,251      30.02      9.108        610    174,041     83.66    88.95    48.54      91.54
2 YR ARM 40/40                 29     7,356,088       1.60      9.031        631    253,658     86.58    92.55    30.96      90.74
2 YR ARM BALLOON 40/30        240    71,796,824      15.60      8.599        620    299,153     82.57    92.05    60.55      93.69
2 YR ARM BALLOON 45/30          2       549,750       0.12      7.480        712    274,875     74.54    74.54    20.00     100.00
2 YR ARM BALLOON 50/30         27     5,739,005       1.25      9.028        607    212,556     83.16    86.58    42.58      95.66
2 YR ARM IO                   196    53,643,332      11.65      8.308        642    273,690     82.33    92.23    47.66      92.84
20 YR FIXED                    18     1,340,705       0.29     10.214        656     74,484     88.67    88.67    62.34     100.00
3 YR ARM                       49     9,267,133       2.01      9.315        606    189,125     79.71    81.41    58.56      90.74
3 YR ARM 40/40                  3       691,061       0.15      9.668        626    230,354     93.20    93.20    52.59     100.00
3 YR ARM BALLOON 40/30         17     3,471,512       0.75      8.723        617    204,207     88.62    94.33    64.66     100.00
3 YR ARM BALLOON 50/30          4       862,158       0.19      7.041        690    215,540     80.00   100.00    23.47     100.00
3 YR ARM IO                    12     2,403,555       0.52      9.682        657    200,296     85.85    91.39    23.46      81.43
30 YR FIXED                   407   105,235,440      22.86      6.889        695    258,564     68.97    69.83    82.63      95.53
30 YR FIXED IO                 18     6,195,560       1.35      7.455        656    344,198     77.60    81.94    68.99      89.92
40 YR FIXED                     3       705,000       0.15      8.449        697    235,000     83.20    95.52    21.18      89.22
5 YR ARM                        9     2,200,419       0.48      7.595        668    244,491     77.59    82.19    76.41      96.28
5 YR ARM 40/40                  1       103,479       0.02      9.200        694    103,479     87.53    87.53   100.00     100.00
5 YR ARM BALLOON 40/30          6     2,301,931       0.50      7.255        637    383,655     69.40    76.58    62.57     100.00
5 YR ARM BALLOON 50/30          4       526,698       0.11      7.738        638    131,674     84.04    97.56    83.79     100.00
5 YR ARM IO                     9     3,331,475       0.72      6.722        653    370,164     71.65    73.96    76.98     100.00
7 YR ARM BALLOON 50/30          1       359,943       0.08      7.375        640    359,943     80.00   100.00     0.00     100.00
FIXED BALLOON 30/15           423    23,704,827       5.15     11.081        646     56,040     98.56    98.56    57.68      99.48
FIXED BALLOON 40/30            45    14,581,461       3.17      7.278        686    324,032     79.11    82.48    72.81     100.00
FIXED BALLOON 45/15             1        33,946       0.01     12.625        622     33,946    100.00   100.00   100.00     100.00
FIXED BALLOON 50/30             5     1,102,438       0.24      8.333        628    220,488     84.73    87.42    94.05      94.05
FIXED IO                        6     1,619,619       0.35      6.953        668    269,936     75.67    76.83    57.34     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                 Distribution by Initial Periodic Cap - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Initial                      of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.50%                           1      $179,424       0.04%     8.300%       647   $179,424     56.25%   56.25%  100.00%    100.00%
2.00%                         712   145,965,982      31.71      8.963        629    205,008     82.70    88.62    46.13      90.70
3.00%                         672   152,162,966      33.05      8.651        612    226,433     83.36    91.31    56.56      94.22
5.00%                          19     4,991,403       1.08      7.441        637    262,705     72.99    82.74    48.29     100.00
N/A                           969   157,035,220      34.11      7.676        684    162,059     75.46    76.60    76.36      96.39
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                     Distribution by Periodic Cap - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap               Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                       1,360  $293,475,759      63.75%     8.794%       620   $215,791     82.88%   89.74%   51.99%     92.46%
1.50%                          39     8,306,735       1.80      8.713        627    212,993     83.62    94.04    38.45      97.04
2.00%                           5     1,517,281       0.33      6.492        684    303,456     74.73    88.04    13.34     100.00
N/A                           969   157,035,220      34.11      7.676        684    162,059     75.46    76.60    76.36      96.39
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------

                 Distribution by Months to Rate Reset - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
Months To Rate               of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Reset                      Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
13 - 24                     1,288  $277,273,251      60.23%     8.815%       620   $215,274     83.17%   90.41%   50.83%     92.43%
25 - 36                        85    16,695,419       3.63      9.142        621    196,417     83.02    86.98    52.72      92.19
49 & Above                     31     9,331,105       2.03      7.123        654    301,003     73.29    78.51    66.78      99.12
N/A                           969   157,035,220      34.11      7.676        684    162,059     75.46    76.60    76.36      96.39
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                  Distribution by Life Maximum Rate - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Life Maximum Rate          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
0.00% & Below                 969  $157,035,220      34.11%     7.676%       684   $162,059     75.46%   76.60%   76.36%     96.39%
0.01 - 11.99%                   7     3,270,686       0.71      6.273        690    467,241     71.23    76.28    60.81     100.00
12.00 - 12.49%                 13     4,175,329       0.91      6.508        682    321,179     77.42    85.60    64.52     100.00
12.50 - 12.99%                 27     8,403,117       1.83      6.719        665    311,227     74.21    78.48    78.86     100.00
13.00 - 13.49%                 45    12,376,176       2.69      7.261        659    275,026     77.21    87.68    70.75      95.32
13.50 - 13.99%                116    31,560,184       6.86      7.626        632    272,071     79.28    89.58    67.72      97.49
14.00 - 14.49%                133    34,613,820       7.52      8.004        631    260,254     81.29    90.94    60.86      92.62
14.50 - 14.99%                239    53,581,475      11.64      8.348        632    224,190     81.86    92.89    47.43      95.00
15.00 - 15.49%                184    41,461,989       9.01      8.837        619    225,337     82.40    90.10    40.56      93.37
15.50 - 15.99%                224    43,681,434       9.49      9.359        608    195,006     85.51    90.39    47.52      90.02
16.00% & Above                416    70,175,564      15.24     10.387        591    168,691     87.51    89.26    43.45      87.65
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

                        Distribution by Margin - Group 2

                                                                                             Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted               Avg.      Avg.
                           Number                 Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                             of     Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Margin                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
0.00% & Below                 969  $157,035,220      34.11%     7.676%       684   $162,059     75.46%   76.60%   76.36%     96.39%
0.01 - 4.99%                  145    41,911,899       9.10      7.419        667    289,048     79.21    89.71    46.64      97.34
5.00 - 5.49%                  142    35,821,110       7.78      8.035        612    252,261     82.18    90.87    67.67      91.91
5.50 - 5.99%                  379    87,515,513      19.01      8.506        623    230,912     81.05    90.91    59.69      94.54
6.00 - 6.49%                  299    61,445,898      13.35      9.038        615    205,505     83.74    88.94    50.02      92.58
6.50 - 6.99%                  195    35,353,335       7.68      9.622        597    181,299     84.13    87.48    34.34      94.10
7.00 - 7.49%                  125    21,331,542       4.63     10.088        601    170,652     86.72    88.76    50.95      82.61
7.50 - 7.99%                   82    14,309,478       3.11     10.547        614    174,506     90.04    91.78    22.54      81.60
8.00 - 8.49%                   32     5,070,789       1.10     10.388        598    158,462     91.59    91.98    51.07      88.28
8.50 - 8.99%                    3       335,635       0.07     10.488        600    111,878     98.84    98.84   100.00     100.00
9.00 - 9.49%                    2       204,577       0.04     11.008        540    102,289     86.90    86.90    31.00     100.00
-------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                      2,373  $460,334,995     100.00%     8.404%       642   $193,989     80.33%   85.33%   59.93%     93.91%
=========================  ======  ============  =========   ========   ========  =========  ========   ======   ======   ========

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
--------------------------------------------------------------------------------